                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Schedule 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant  X
                        ---
Filed by a Party other than Registrant
                                       ---

Check the Appropriate Box:

     Preliminary Proxy Statement
---
 X   Definitive Proxy Statement
---
     Definitive Additional Materials (Annual Report)
---
     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 249.14a-12
---

                            METRO GLOBAL MEDIA, INC.
                (Name of Registrant as Specified In Its Charter)


                            Francis D. Parisi, Esq.
                    (Name of Person Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
---
     $500 per each party to the controversy pursuant to Exchange Act Rule
---  4a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
---
                 1.       Title of each class of securities to which
                          transaction applies:
                          ______________________________________________________
                 2.       Aggregate number of securities to which transaction
                          applies:
                          ______________________________________________________
                 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*:
                          ______________________________________________________
                 4.       Proposed maximum aggregate value of transaction:
                          ______________________________________________________

                 * Set forth the amount on which the filing fee is calculated and state how it was determined.


___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1.  Amount Previously Paid:
                 2.  Form, Schedule or Registration Statement No.:
                 3.  Filing Party:
                 4.  Date Filed:

                            METRO GLOBAL MEDIA, INC.

                              ONE METRO PARK DRIVE

                          CRANSTON, RHODE ISLAND 02910

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD THURSDAY, OCTOBER 31, 1996

                             ---------------------

To the Shareholders of Metro Global Media, Inc.:

          Notice is hereby given that the Annual Meeting of Stockholders of Metro Global Media, Inc. will be held at the Radisson Airport Hotel, 2081 Post Road, Warwick, Rhode Island on Thursday, October 31, 1996 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To vote on the proposal to reincorporate the Company under the laws of the state of Delaware by means of a merger of the Company into a wholly-owned subsidiary of the Company.

3. To transact such other business as may properly come before the meeting.

          Only stockholders of record as of the close of business on September 30, 1996 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors

                                        KENNETH F. GUARINO
                                        Secretary

October 7, 1996


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. IN THE EVENT YOU CANNOT ATTEND, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            METRO GLOBAL MEDIA, INC.

                              ONE METRO PARK DRIVE

                          CRANSTON, RHODE ISLAND 02910

                              -------------------

                                PROXY STATEMENT

                              -------------------

          The accompanying proxy is solicited by the Board of Directors of Metro Global Media, Inc. (the "Company"), for the use at the Annual Meeting of Stockholders to be held on Thursday, October 31, 1996 and any adjournments thereof.

                         PROXY SOLICITATION AND EXPENSE

          Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time prior to being voted by written notice to the Secretary of the Company. Solicitation of proxies may be made by personal interview, mail, telephone or telegraph by directors, officers and employees of the Company. The expense of soliciting proxies will be borne by the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's Common Stock. The approximate date on which this Proxy Statement and the accompanying proxy card will first be mailed to stockholders is October 10, 1996.

          OUTSTANDING VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          Only stockholders of record at the close of business on September 30, 1996 will be entitled to notice of and to vote at the meeting. At the close of business on that date, the Company had outstanding 3,518,034 shares of Common Stock, $.0001 par value, exclusive of treasury shares. The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on each particular matter to be considered at the meeting will constitute a quorum for the purpose of considering such matter. Each holder of the Company's Common Stock will be entitled to one vote for each share held.

          THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON STOCK OUTSTANDING AS OF THE RECORD DATE HAVE ALREADY INDICATED THAT THEY INTEND TO VOTE IN FAVOR OF PROPOSAL NO. 1. THEREFORE, THE APPROVAL OF PROPOSAL NO. 1 IS ASSURED. IN ADDITION, THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON STOCK OUTSTANDING
AS OF THE RECORD DATE HAVE ALREADY INDICATED THAT THEY INTEND TO VOTE IN FAVOR OF PROPOSAL NO. 2, SUBJECT TO REVIEW OF THE NUMBER OF SHAREHOLDERS, IF ANY, WHO ASSERT DISSENTERS' RIGHTS AS DISCUSSED HEREIN.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

          Shares represented by the enclosed proxy will, unless otherwise directed, be voted to elect the nominees listed below to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event of a vacancy in the list of nominees, the holders of the enclosed proxy will vote for the election of a nominee acceptable to the remaining nominees. Management is not aware of any person who is unable or unwilling to stand for election or to serve if nominated.


Name of Nominee           Age       Position with Company
---------------           ---       ---------------------


T. James Blair            42        Director and Treasurer

Alan S. Casale            47        Director

A. Daniel Geribo          51        Director

Dolores Guglielmi         57        Director


          T. James Blair was elected Treasurer and a Director of the Company in April, 1996. Mr. Blair served as Controller for Triangle Wire and Cable Inc., a manufacturer of building wire, and specialty wire products, from July 1993 to February, 1996. From March, 1990 to July, 1993 Mr. Blair served as Director of Finance and Administration for Hermitage Hospital Products, a manufacturer of medical products. Mr. Blair is a Certified Public Accountant.

          Alan S. Casale has been a principal in the accounting firm of Cardello, Riccitelli & Casale since 1987. Cardello, Riccitelli & Casale were the auditors of record of the Company from December 1992 to February 1993, and audited the financial statements of Metro for the years ended May 31, 1992 and May 31, 1991.

          A. Daniel Geribo has served as President, Treasurer, Secretary and sole director of Capital Video Corporation, which operates a chain of retail video stores in the New England and upstate New York area since November 1994, and from September 1993 to November 1994 served as General Manager of Capital Video Corporation. From January 1983 to May 1993, Mr. Geribo served as President of Unfinished Furniture House, Inc., a chain of retail furniture stores.

          Dolores Guglielmi has been a Registered Nurse Anesthetist for Associates in Anesthesia, Inc. a medical services provider, for more than five years.





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
                                 PROPOSAL NO. 2

           PROPOSED AMENDMENT TO REINCORPORATE THE COMPANY UNDER THE
                THE LAWS OF THE STATE OF DELAWARE BY MEANS OF A
                   MERGER OF THE COMPANY INTO A WHOLLY-OWNED
                           SUBSIDIARY OF THE COMPANY

GENERAL

          The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from Florida to Delaware. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. It will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The proposed reincorporation and its purposes and effects are summarized below.

          The proposed reincorporation would be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company ("Metro Delaware"), pursuant to an Agreement and Plan of Merger (the "Reincorporation Agreement"). Metro Delaware will be the surviving entity and, upon the effective date of the merger, will change its name to Metro Global Media, Inc. The Company will then be subject to the Delaware General Corporation Law ("DGCL").


          The Board has approved the Reincorporation Agreement and recommends it to the shareholders for their adoption and approval. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware company under which the Company's business would be conducted after the merger, if consummated, will be filed with the Securities and Exchange Commission, and may be obtained from the Company by any shareholder of the Company, without charge.

          IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF METRO DELAWARE; OUTSTANDING STOCK CERTIFICATES OF METRO GLOBAL MEDIA INC. OR SOUTH POINTE ENTERPRISES, INC. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The common stock of the Company will continue to be quoted on the NASDAQ Small Cap market, and the exiting stock certificates will constitute "good delivery" in transactions subsequent to the reincorporation.





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PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION.

          The Company's Board of Directors believes that the reincorporation will provide flexibility for both the management and business of the Company.

          Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major companies have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware companies thereby providing greater predictability with respect to corporate legal affairs.

          Delaware law is more familiar to lenders and investors, and therefore may provide the Company a more favorable legal environment in which to seek additional financing. Because Delaware corporate law is more predictable and familiar to lenders and investors than is Florida corporate law, and because Delaware courts have substantially greater experience in handling matters of a corporate nature, the Board of Directors believes that changing the Company's domicile from Florida to Delaware would make the Company more attractive to new and existing shareholders, lenders and investors.

          If the reincorporation is consummated, the Delaware Business Combinations Statute ("DBCS") will apply to the Company. See "COMPARATIVE RIGHTS OF SHAREHOLDERS -- State Takeover Laws, below". The Board believes that the provisions of the DBCS will enhance the Board's ability to assure more equitable treatment of the Company's shareholders in the event of a possible takeover attempt.

          The Board of Directors has determined that the most practical and economical means of reincorporating the Company in the State of Delaware would be through a reincorporation merger of the Company with and into a wholly-owned subsidiary of the Company incorporated in Delaware. Merger with a wholly-owned subsidiary is the usual means of reincorporation in another jurisdiction, since it is inexpensive to accomplish and will qualify as a tax-free reorganization. Since a reincorporation merger is the usual and most practical and economical means of reincorporating the Company in Delaware, it was the only alternative considered by the Board of Directors.





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
EFFECTS ON THE COMPANY

          The business and internal affairs of the Company will be governed by Delaware law. The Company's Certificate of Incorporation and Bylaws will provide for greater limitations on the personal liability of directors to the Company and its stockholders, provide expanded indemnification provisions, require that stockholders desiring to submit nominees for election as directors or to introduce business at an annual meeting comply with certain notice provisions, and will allow the Board of Directors of the Company, in addition to the stockholders, to adopt, amend or repeal the Bylaws.

          Once the Reincorporation Agreement is approved, the Board of Directors of the Company will be comprised of the same members elected at the Meeting to comprise the Company's Board of Directors. The directors elected in connection with the current Proposal for election of Company directors will serve until the next annual meeting of the stockholders of the Company, until their respective successors are elected and qualified. Metro Delaware will also have the same executive officers as did the Company prior to the reincorporation.

          Upon consummation of the Merger, holders of the Common Stock will become holders of Metro Delaware Common Stock and the rights of former Company shareholders will be governed by Metro Delaware's Certificate of Incorporation, Metro Delaware's Bylaws and the DGCL.

COMPARISON OF DELAWARE AND FLORIDA LAW

          The following comparison of the DGCL and Metro Delaware's Certificate of Incorporation and Bylaws, on the one hand, and the FBCA and the Company's Articles of Incorporation and Bylaws, on the other, is not intended to be complete and is qualified in its entirety by reference to Metro Delaware's Certificate of Incorporation and Bylaws and the Company's Articles of Incorporation and Bylaws. Copies of the Company's Articles of Incorporation and Bylaws are on file with the Securities and Exchange Commission and are available for inspection at the offices of the Company. If the reincorporation is consummated, copies of Metro Delaware's Articles of Incorporation and Bylaws will be filed with the Securities and Exchange Commission and will be available
for inspection at the offices of the Company.   Copies of the Company's
Articles of Incorporation and Bylaws or Metro Delaware's Certificate of Incorporation and Bylaws will be sent to the holders of the Company's Common Stock without charge upon request.

DISTRIBUTIONS TO SHAREHOLDERS

          A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which declared or for the preceding fiscal year. A Florida corporation may make distributions to shareholders as long as, after giving effect to such distribution, the corporation will be able to pay its debts as they become due in the usual course of business and the corporation's total assets will not be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential





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
rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

DISSENTER'S RIGHTS

          The DGCL provides that dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in the case of a merger of a corporation, except that such rights are not provided when (i) no vote of the stockholders is required for the merger or (ii) shares of the corporation are listed on a national securities exchange or held by more than 2,000 stockholders and are to be exchanged solely for shares of stock of another corporation which are listed on a national securities exchange or held by more than 2,000 stockholders.

          The FBCA provides appraisal rights in connection with (i) a merger, except that such rights are not provided when (a) no vote of the shareholders is required for the merger or (b) shares of the corporation are listed on a national securities exchange, traded on the NASDAQ National Market System, or held of record by not fewer than 2,000 shareholders; (ii) a sale of substantially all the assets of a corporation (with similar restrictions as provided under the DGCL for mergers); (iii) amendments to the articles of incorporation that may adversely affect the rights or preferences of shareholders; and (iv) a Control Share Acquisition (as described below).

          The shares of the Company are not presently listed on a national securities exchange or traded on the NASDAQ National Market System and, as of September 30, 1996, were held by approximately 425 shareholders of record.

STATE TAKEOVER LAWS

          The Delaware Business Combinations Statute prohibits certain business combinations between a Delaware company and an "Interested Stockholder." An Interested Stockholder is defined as a person (including such person's affiliates and associates) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware company. "Business combinations" are broadly defined to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of a company, and certain transactions that would increase the Interested Stockholder's proportionate share ownership in a company.

          The DBCS prohibits such combinations between an Interested Stockholder and a company for a period of three years after the date the Interested Shareholder acquired its stock, unless (i) the business combination is approved by such company's board of directors prior to the date the Interested Stockholder acquired its shares, (ii) the Interested Shareholder acquired at least 85% of the voting stock of such company in the transaction in which it became an Interested Stockholder, or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested Stockholders at an annual or special meeting.





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
          Section 607.0901 of the FBCA, informally known as the "Fair Price Statute," provides that the approval of the holders of two-thirds of the voting shares of a company, other than the shares owned by an Interested Stockholder (as hereinafter defined) would be required in order to effectuate certain transactions, including, without limitation, a merger, sale of assets, sale of shares and reclassification of securities involving a corporation and an Interested Shareholder (an "Affiliated Transaction"). An "Interested Shareholder" is defined under the FBCA as the beneficial owner of more than 10% of the voting shares outstanding. The foregoing special voting requirement is in additional to the vote required by any other provision of the FBCA or a corporation's articles of incorporation.

          The special voting requirement does not apply in any of the following four circumstances: (i) the Affiliated Transaction is approved by a majority of the corporation's disinterested directors; (ii) the Interested Shareholder has beneficially owned 80% of the corporations's voting shares for five years;
(iii) the Interested Shareholder beneficially owns 90% of the corporation's voting shares; or (iv) all of the following conditions are met: (A) the cash and fair value of other consideration to be paid per share to all holders of voting shares equals the highest per share price calculated pursuant to various methods set forth in Section 607.091 of the FBCA, (B) the consideration to be paid in the Affiliated Transaction is in the same form as previously paid by the Interested Shareholder, and (C) during the portion of the three years preceding the announcement date that the Interested Shareholder has been an Interested Shareholder, except as approved by a majority of the disinterested directors, there shall have been no default in payment of preferred stock dividends, no decrease in common stock dividends, no increase in the voting shares owned by the Interested Shareholder, and no benefit to the Interested Shareholder from loans, guaranties or other financial assistance or tax advantages provided by the corporation. The Company has not opted out of the provisions of Section 607.0901.

LIMITATION ON DIRECTOR'S LIABILITY

          In accordance with the DGCL, the Company's Certificate of Incorporation will provide that the directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except (i) for any breach of the director's duty of loyalty to the Company and its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct, or knowing violations of law; (iii) under Section 174 of the DGCL, which relates to unlawful payments of dividends and unlawful stock repurchases and redemptions; or (iv) for any transaction from which the director derived an improper personal benefit. This provision does not eliminate a director's fiduciary duties; it merely eliminates the possibility of damage awards against a director personally which may be occasioned by certain unintentional breaches (including situations that may involve grossly negligent business decisions) by the director of those duties. The provisions have no effect on the availability of equitable remedies, such as injunctive relief or rescission, which might be necessitated by a director's breach of his or her fiduciary duties. However, equitable remedies may not be available as a practical matter where transactions (such as merger transactions) have already been consummated. The inclusion of this provision in Metro Delaware's Certificate of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders or management





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
from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited the Company and its stockholders.

          The FBCA provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except in certain specified circumstances. Those circumstances involve either: (i) a violation of the criminal law; (ii) a transaction from which the director derived an improper personal benefit; (iii) an unlawful payment of a dividend or unlawful stock repurchase or redemption; (iv) in a derivative proceeding or one by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct; or
(v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission that was committed in bad faith, was malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

CALLING A SPECIAL MEETING OF SHAREHOLDERS

          Under the DGCL, a special meeting of shareholders can be called by the corporation's Board of Directors or by such person or persons as may be authorized by the corporation's certificate of incorporation or bylaws. The Company's Certificate of Incorporation will not authorize any person to call a special meeting of shareholders. The Company's Bylaws, however, will provide that a special meeting may be called by the Board of Directors, Chairman of the Board of Directors, or the President or the Board and shall be called by the President or the Secretary upon written request of a majority of the directors then in office or upon the written request of one or more shareholders holding in the aggregate at least 10% of the total number of shares outstanding and entitled to vote.

          The FBCA provides that a special meeting of shareholders can be called by (i) a corporation's Board of Directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation can require a higher percentage of votes, up to a maximum of 50%, to call a special meeting of shareholders. The Company's Articles of Incorporation do not include any such provision.

AMENDMENTS TO BYLAWS

          Under the DGCL, directors can amend the Bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. Metro Delaware's Certificate of Incorporation will provide its directors with such authority. Under the FBCA, a corporation's board of directors may amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or the FBCA or the shareholders expressly provide, in amending or repealing all or any part of the bylaws, that the board of directors may not amend or repeal the affected bylaws.

MERGER WITH SUBSIDIARY





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
          Under the DGCL, a parent corporation may merge into itself, without shareholder approval, a subsidiary of which it owns at least 90% of the outstanding shares of each class of stock. The FBCA permits such a merger of a subsidiary without shareholder approval if 80% of each class of stock of the subsidiary is owned by the parent corporation.

REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF DIRECTORS.

          Under Delaware law, any director or the entire board of directors generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. Under the FBCA, shareholders may remove one or more directors with or without cause, unless the articles of incorporation provide that directors may be removed only with cause, at a meeting of the shareholders called expressly for that purpose. The Company's current Articles of Incorporation do not refer to removal of Directors.

          Under the Company's Bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, the Metro Delaware Bylaws provide that the directors elected to fill vacancies on the Board of Directors will serve for the unexpired portion of the term of the director whose place has been filled, and a director elected by the Board of Directors of the Metro Delaware to fill a newly created directorship resulting from an increase in the number of directors will hold office until the next election of directors.

          The Company's Bylaws provide that vacancies on the Board of Directors will be filled by a majority vote of the Board of Directors or by a vote of shareholders.

AMENDMENT OR REPEAL OF THE CERTIFICATE.

          Under Delaware law, unless the certificate of incorporation otherwise provides, amendments of the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Metro Delaware certificate does not provide otherwise.

          Except with regard to minor amendments, all amendments to the articles of incorporation of a Florida corporation must be approved by the majority of all the votes entitled to be cast by that voting group, unless the articles require a greater or lesser vote. The Company's Articles or Incorporation do not provide otherwise.

VOTE REQUIRED FOR MERGERS.

          The FBCA provides that the sale, lease, exchange or disposal of all, or substantially all, of the assets of a Florida corporation, not in the ordinary course of business, as well as any merger,





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
consolidation or share exchange, generally must be recommended by the Board of Directors and approved by a vote of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under the FBCA, the vote of the shareholders of a corporation surviving a merger is not required if: (i) the articles of incorporation of the surviving corporation will not substantially differ from its articles before the merger; and (ii) each shareholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger. Delaware law has similar provisions for stockholder approval required in the case of the disposition of assets or a merger or a share exchange.

FEDERAL TAX CONSEQUENCES.

          The merger which will take place in connection with the reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

          Assuming that the reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its stockholders are has follows: No gain or loss will be recognized to the Company or Metro Delaware as a result of this transaction. No gain or loss will be recognized to shareholders who exchange their Company shares solely for Metro Delaware shares. Stockholders will have the same tax basis in the shares of Metro Delaware received in this transaction as the basis in the shares of Company exchanged therefor, and the holding period of the shares of Metro Delaware will include the period during which the shares of the Company were held, provided such shares of the Company were held as capital assets on the effective date of the reincorporation.

          The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and those subject to the alternative minimum tax. In view of the individual nature of tax consequences, shareholders are urged to consult their own tax advisors as to the specific tax consequences of the reincorporation, including the application and effect of state, local and foreign income and other tax laws.

AMENDMENT

          The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the reincorporation upon the approval of the Board of Directors of the Company and Metro Delaware. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the shareholders of the Company which changes the Reincorporation Agreement in a way which, in the judgment of the Board of

Directors of the Company, would have a material adverse effect upon the shareholders of the Company, unless such amendment, modification or supplement is approved by such shareholders.

TERMINATION
-----------

          The Reincorporation Agreement provides that the Board of Directors of the Company may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of the Company, if (i) the reincorporation shall not have received the requisite approval of the shareholders of the Company or (ii) the Board of Directors of the Company determines for any reason in its sole judgment that the consummation of the transaction would be inadvisable or not in the best interests of the Company and its shareholders.

VOTE REQUIRED
-------------

          Under Florida law, the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon at the Meeting is required for the ratification of the reincorporation of the Company under the laws of State of Delaware.

RECOMMENDATION OF THE BOARD OF DIRECTORS
----------------------------------------

          The Board of Directors recommends a vote FOR the proposal to reincorporate the Company under the laws of the state of Delaware by means of a merger of the Company into a wholly-owned subsidiary of the Company.

DISSENTERS' RIGHTS
------------------

          The shareholders of the Company are entitled to exercise dissenters' rights of appraisal under Sections 607.1301, 607.1302 and 607.1320 of the FBCA (the "Dissenters' Statute"). The dissenters' rights available are summarized below. The following summary is not intended to be a complete statement of such rights. The preservation and exercise of dissenters' rights are conditioned on strict adherence to the applicable provisions of the FBCA and shareholders of the Company who desire to exercise dissenters' rights should consult and study carefully the provisions contained in the Dissenters' Statute and seek the advice of legal counsel in connection with any decision with respect to the exercise of dissenters' rights.

          Under the Dissenters' Statute, shareholders have the right to dissent from adoption of the Reincorporation Agreement and demand payment of the fair value of their shares. In order to properly exercise this right, each dissenting shareholder (i) must give the Company a written notice of his or her intent to dissent from the proposal to approve the Reincorporation Agreement and demand payment for his or her shares if the Merger is effectuated BEFORE THE VOTE ON THE REINCORPORATION AGREEMENT IS TAKEN AT THE ANNUAL MEETING and
(ii) MUST NOT VOTE IN FAVOR OF THE REINCORPORATION AGREEMENT. Merely voting against the Merger or abstaining from voting on the Merger will not satisfy the foregoing requirements. Any dissenting shareholder who fails to satisfy the foregoing requirements as they apply to his or her shares will not be entitled to payment for his or her shares and will be bound by the terms of the Reincorporation Agreement.

          If the proposed action is submitted to a vote at a shareholders meeting, the Company is required to include in the notice of meeting notice that the shareholders are or may be entitled to dissenters' rights as well as a copy of the Dissenters' Statute. Within 10 days after the shareholder's Meeting approving the Merger, the Company will mail a further notice of such approval to all Shareholders who delivered a notice of intent to demand payment and refrained from voting in favor of the proposed action. Within 20 days after the Company delivers the written notice of the approval to Shareholders, any shareholder who elects to dissent shall file with the company a notice of such election, stating his name and address, the number of shares as to which he dissents and a demand for payment of the fair value of his shares, and such shareholder shall file an election to dissent and deposit his certificates [for certificated shares] with the company simultaneously with the filing of the election to dissent. A shareholder who fails to file his notice of election to dissent within the 20-day period will forfeit his dissenters' rights.

          Within 10 days after the later to occur of (i) the expiration of the 20-day period in which shareholders may file their notices of election to dissent, or (ii) the consummation of the Merger, but in no event later than 90 days from the date the Shareholders approve the transaction, the company must make a written offer to each dissenting shareholder, who has filed his notice of election to dissent within the 20-day period, to pay an amount the Company estimates to be the fair value for such shares. The Company's written offer must be accompanied by its most recent balance sheet (the date of which must be within 12 months of the date of the offer) and a profit and loss statement for the 12-month period ended on the date of the balance sheet. The dissenting shareholder shall have 30 days following the Company's offer to accept the offer. If the offer is accepted, the Company shall pay the agreed to value for the shares within 90 days of its making the offer, following which the dissenting shareholder shall cease to have an interest in the shares.

          If the Company fails to make its offer within the prescribed period, or if it makes an offer and the dissenting shareholder fails to accept the same within the 30 day acceptance period, then the Company, within 30 days after receipt of a written demand from any dissenting shareholder which is given within 60 days after the date of the consummation of the Merger, will have the option to file (within such 60 day period) an action in the appropriate court in the county where the registered office of the Company is located requesting that the court determine the fair value of the shares. If the Company fails to institute the court proceeding, any dissenting shareholder may do so in the name of the Company. The judgment of the court will be plenary and exclusive and all dissenters who are made parties will be entitled, after a hearing without a jury, to judgment for the amount the court determines is the fair value of the shares which, at the discretion of the court, may include interest.

          While costs and expenses of an appraisal proceeding will generally be borne by the Company, the court has equitable powers to assess any part of the costs against all or some of the dissenters who are parties whose action in failing to accept the Company's offer the court finds to be arbitrary, vexatious or not in good faith. The court has similar equitable powers to allocate among the parties the fees and expenses of appraisers appointed by the court, but not the fees and expenses of counsel or experts employed by any party.

          THE PROVISIONS OF THE FBCA REGARDING DISSENTERS' RIGHTS ARE TECHNICAL AND COMPLEX AND ANY COMPANY SHAREHOLDER CONTEMPLATING THE EXERCISE OF SUCH RIGHTS IS URGED TO CONSULT WITH HIS OR HER LEGAL COUNSEL. A COPY OF THE DISSENTERS' STATUTE IS ATTACHED HERETO AS EXHIBIT A.

                                   MANAGEMENT

          The Directors and Executive Officers of the Company are as follows:


          Name                    Age            Position
          ----                    ---            --------

T. James Blair                    42             Director and Treasurer
Alan S. Casale                    47             Director
A. Daniel Geribo                  51             Director
Dolores Guglielmi                 57             Director
Kenneth F. Guarino                47             President and Secretary



Mr. Blair's biography is included above under Proposal No. 1--Election of Directors.

Mr. Casale's biography is included above under Proposal No. 1--Election of Directors.

Mr. Geribo's biography is included above under Proposal No. 1--Election of Directors.

Ms. Guglielmi's biography is included above under Proposal No. 1--Election of Directors.

          Kenneth F. Guarino has served as President of the Company from October, 1995 until present. Mr. Guarino has served as operations manager of Metro since its inception in 1990 and served as President of the Company from April 1993 to July 1994. From March 1992 to present, Mr. Guarino has also served as operations manager, and prior to that served as assistant operations manager for more than the past five years, of Capital Video Corporation, which operates a chain of retail video stores in the New England and upstate New York area. On October 13, 1992, Mr. Guarino was indicted in the United States District Court for the District of Nevada for allegedly participating in a conspiracy to influence a union representative in violation of 18 U.S.C.Section
371. On August 25, 1994, the indictment was replaced with a superseding indictment to add a charge alleging that Mr. Guarino participated in a conspiracy to impede the Internal Revenue Service in the assessment and collection of federal income taxes owed by another individual. The charges are completely unrelated to Mr. Guarino's involvement with Metro, Inc. or the Company, and counsel for Mr. Guarino believes that there are meritorious defenses to the charges. According to counsel for Mr. Guarino, the first charge involves a claim that Mr. Guarino participated in a conversation, constituting the alleged violation, regarding a Las Vegas stage production of which Mr. Guarino was an investor. There is no claim that any contact with any official was ever made or that any benefit was ever offered or paid. The second charge involves a claim that a corporation in which Mr. Guarino is a shareholder made payments to an individual who did not report the payments on a federal income tax return. There is no claim that Mr. Guarino or the corporation failed to pay any required income tax. Although each charge carries a maximum penalty of 60 months incarceration, it is difficult to ascertain that potential penalties that may be incurred by Mr. Guarino if convicted. The ultimate penalty, if any, will be determined based upon a formula under the Federal Sentencing Guidelines and depends on a number of variables such as the actual tax loss, if any, proven by the government and the degree of participation by Mr. Guarino in the alleged conspiracies. Given this uncertainty, any assessment of the impact that this matter may have on the Company would be purely speculative at this time.

          On August 28, 1995, Mr. Guarino and North Star Distributors, Inc., now known as Metro, Inc., were indicted in the United States District Court for the District of Nevada for the interstate transportation of allegedly obscene video cassettes in violation of 18 U.S.C. Sections 1462 and 2. The charges regarded two shipments made by North Star into Las Vegas, Nevada in June and July, 1991, prior to the acquisition of North Star by the Company; accordingly the previous owner of North Star agreed to indemnify the Company for all legal fees incurred and fines paid in connection with the defense of this matter. On September 24, 1996, in order to avoid the expense and uncertainty of litigation, the Company pled guilty to the one count of the indictment and agreed to pay a fine of $200,000 (which fine will be paid by the former owner of North Star and will have no impact on the Company's financial condition). The charges against Mr. Guarino were dismissed. Even though North Star entered a plea of guilty to effect a settlement of this matter, there was no judgement or finding that the videotapes were obscene or violated any law.

          In addition to the Directors and Executive Officers listed above, Dennis Nichols is expected to make a significant contribution to the business of the Company and its subsidiaries. Dennis Nichols has served as President and sole director of Metro since its inception in 1990, and previously served in executive capacitates with Metro Inc., a video distribution company. From March 1992 to November 1994, Mr. Nichols served as President, Treasurer, Secretary and sole director of Capital Video Corporation, which operates a chain of retail video stores in the New England and upstate New York area.
Mr. Nichols is 47 years old.

          On April 11, 1996, Mr. Blair was elected to the Company's Board of Directors, and filed Form 3 on May 23, 1996. In August, 1996, Dolores Guglielmi filed a Form 5 with respect to the exercise of outstanding warrants during fiscal 1996. In August 1995 Mr. Guarino filed a Form 4 with respect to transactions made by his spouse in July 1994. In October, 1996, Dan Geribo filed a Form 4 with respect to transactions made in September 1995. The Company is not aware of the failure of any person to file any form required by
Section 16 (a) of the Exchange Act.

          No director or executive officer serves pursuant to any arrangement or understanding between him or her and any other person(s), other than arrangement or understandings with directors and officers acting solely in their capacity as such.

          The Board of Directors of the Company held 4 meetings during the fiscal year ended May 31, 1996. During the last fiscal year, no Director attended fewer than 75% of the regularly scheduled and special meetings held while he or she was a Director. The Company does not have standing audit, compensation or nominating committees.

          The Bylaws of the Company provide for a Board of Directors consisting of seven Directors. Upon the election of the individuals listed in Proposal No. 1 above, there will be three vacancies on the Board. Pursuant to Section
3.04 the Company's Bylaws, the Board of Directors of the Company has the authority to fill this vacancy by an affirmative vote of a majority of the Directors. The Board intends to seek out suitable candidates to fill the vacancies as soon as practicable.

                           SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                               ------------------------------               ----------------------------------
                                                       OTHER
NAME AND PRINCIPAL      FISCAL                         ANNUAL                          ALL OTHER
POSITION                YEAR     SALARY     BONUS      COMP.      AWARDS    PAYOUTS    COMP.
-------------------------------------------------------------------------------------------------------
KENNETH F. GUARINO      1996    $   83,798      -          -          -          -         -

PRESIDENT (1)           1995    $  383,907      -          -          -          -         -

                        1994    $  378,975      -          -          -          -         -

CARL BRUNO              1996    $   17,600      -          -          -          -         -

PRESIDENT (2)           1995    $   41,616      -          -          -          -         -

                        1994    $      N/A      -          -          -          -         -


(1) Mr. Guarino was elected President of the Company effective April 28, 1993. Prior to this election, Mr. Guarino served as Operations Manager of Metro. Mr. Guarino resigned as President of the Company effective July 27, 1994 and resumed his position as Operations Manager of Metro. Mr. Guarino was elected President effective October 31, 1995.

(2)  Mr. Bruno served as President from July 27, 1994 until October 31, 1995.




                                               Options / SAR Grants in Last Fiscal Year
                                               ----------------------------------------

                               Number of       % of Total                     Market
                               Securities      Options/SARs                  Price on
                               Underlying       Granted to    Exercise or     Date of
                              Options/SARs     Employees in    Base Price      Grant     Expiration
 Name                           Granted        Fiscal Year      ($/share)   ($/share)        Date
-------------------------------------------------------------------------------------------------------
 NA                                0                -              -            -             -

  Aggregated Options / SAR Exercises in Last Fiscal Year and fiscal year-end Option / SAR Values
  ----------------------------------------------------------------------------------------------

                                                             Number of          Value of Unexercised
                                                             Securities             In-the-Money
                                                             Underlying            Options/SARs at
                                                             Unexercised               FY-end
                                                           Options/SARs at
                                                               FY-End

 Name                  Shares Acquired  Value              Exercisable /            Exercisable /
                       on exercise (#)  Realized ($)       Unexercisable            Unexercisable
------------------------------------------------------------------------------------------------------
 Kenneth Guarino              0               -            150,000/50,000                -


         Until October 1994 Messrs. Garber and Chalcraft received $1,250 per calendar quarter as compensation for services rendered as Directors. Effective October 1994, the Company agreed to pay all directors who are not employees of the Company $300.00 per scheduled meeting.

         In September 1993, a disinterested majority of the Board of Directors authorized the execution of an Employment Agreement with Kenneth F. Guarino, effective as of January 1, 1993. The Agreement is for a term of four years; however, on December 31, 1995 and on each December 31 thereafter (the "Renewal Date"), the term shall automatically be extended for an additional one year period unless Metro notifies Mr. Guarino in writing on or before the applicable Renewal Date that Metro does not wish to extend the Agreement beyond the term thereof. The Agreement provides for a salary of $312,000 for the calendar year 1993, which shall be automatically increased fifteen percent annually and reviewed periodically by the Board of Directors. In addition, the Company granted Mr. Guarino stock options to purchase up to 200,000 shares of Common Stock at a purchase price of $1.50 per share, exercisable in four annual installments of 50,000 shares commencing January 1, 1994. On July 27, 1994, a disinterested majority of the Board ratified Mr. Guarino's Employment Agreement and Stock Option Agreement notwithstanding the resignation of Mr. Guarino as President of the Company. Except as set forth above, no other executive officer received salary and bonus exceeding $100,000 in any of the last three fiscal years except for Anthony P. Santucci who received $123,914 and $109,302 in the fiscal years 1995 and 1994, respectively. Mr. Santucci resigned as treasurer in August, 1995.

         Effective December 31, 1995, the Company and Mr. Guarino agreed, in light of the Company's performance for the fiscal year ended May 31, 1995 and Mr. Guarino's need to devote time and energy to personal and other business matters during the year, to reduce Mr. Guarino's salary to $83,798 for the fiscal year ended May 31, 1996.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned as of September 30, 1996, by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) by each of the Company's directors, and by all executive officers and directors as a group.

                                                NO. OF SHARES OF                PERCENTAGE OF BENEFICIAL
                                                  COMMON STOCK                        OWNERSHIP (1)
 NAME AND ADDRESS                              BENEFICIALLY OWNED
 Officers and Directors
 ----------------------
 T. James Blair
 1060 Park Avenue
 Cranston, RI  02910                                             None                                  *

 Alan S. Casale
 1140 Reservoir Avenue
 Cranston, RI  02920                                               20                                  *

 A. Daniel Geribo
 788 Reservoir Avenue, Suite 300
 Cranston, RI  02910                                             None                                  *

 Dolores Guglielmi
 27 Sherman Avenue
 Lincoln, RI  02865                                            24,000                                  *

 Kenneth F. Guarino
 1060 Park Avenue                                           2,228,780   (2)(3)
 Cranston, RI  02910                                                                             60.76%

 All Executive Officers and
 Directors as a group (8 people)                            2,252,800   (2)(3)                   61.42%

 Other 5% Beneficial Owners
 --------------------------

 Zeon Corporation
 1060 Park Avenue
 Cranston, RI  02910                                        1,237,065      (3)                   35.16%

 Greystone Associates, L.P.
 1060 Park Avenue
 Cranston, RI  02910                                        1,237,065      (3)                   35.16%

 Colby Development Corp.
 1060 Park Avenue
 Cranston, RI  02910                                        1,237,065      (3)                   35.76%

 Dennis Nichols
 1060 Park Avenue
 Cranston, RI  02910                                        1,258,065      (3)                   35.16%

 Capital Video Corporation
 1060 Park Avenue
 Cranston, RI 02910                                           730,863                            20.77%

* Beneficial ownership represents less than 1% of the outstanding common stock.

(1) Assumes 3,518,034 shares of Common Stock issued and outstanding at September 30, 1996 and 150,000 unexercised stock options.

(2) Includes 150,000 shares issuable upon the exercise of stock options held by Mr. Guarino. Includes 18,000 shares held by Mr. Guarino's wife, for which Mr. Guarino disclaims beneficial ownership. Includes 41,000 shares owned by a non-profit charitable corporation of which Mr. Guarino and his wife serve as 2 of the 3 members of the Board of Directors for which Mr. Guarino disclaims beneficial ownership. Includes 730,863 shares held by Capital Video Corporation.

(3) Includes 1,236,750 shares held of record by Zeon Corporation and 315 shares held of record by Metro, Inc.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         Zeon Corporation is the record owner of 1,236,750 shares of the Company. Zeon Corporation is owned 40% by Dennis Nichols and 60% by Greystone Associates, L.P., a Rhode Island limited partnership of which Colby Development Corp., a Rhode Island corporation serves as sole general partner. Kenneth F. Guarino is the sole shareholder of Colby Development Corp.

         Effective January 31, 1996, Airborne for Men, Ltd. sold to Capital Video Corporation the stock of its wholly owned subsidiary A.F.M. Limited and effective November 30, 1995, Airborne for Men, Ltd. sold to Capital Video Corporation the stock of its wholly owned subsidiaries, Eastern Sales, Inc., a Rhode Island corporation, and Airoldco, Inc. (formerly known as Airborne East, Inc.), a Rhode Island corporation.

         In connection with the November 30, 1995 transaction, Capital Video Corporation agreed to assume the indebtedness of Airborne to Kenneth F. Guarino evidenced by the Promissory Note of Airborne dated September 30, 1994 (the "Airborne Note"). At November 30, 1995, the outstanding principal balance of the Airborne Note was $292,711, plus accrued interest of $26,503.

         In addition, Capital Video Corporation agreed to assume the indebtedness of Metro, Inc. to Metro Equipment Company evidenced by the Promissory Note of North Star Distributors, Inc. dated June 1, 1991 (the "1/1/92 North Star/MEC Note"). At November 30, 1995, the outstanding principal balance of the 1/1/92 North Star/MEC Note was $97,323, plus accrued interest of $12,530. In addition, Capital Video Corporation agreed to assume a portion of the indebtedness of Metro, Inc. to Metro Equipment Company evidenced by the Promissory Note of North Star Distributors, Inc. dated 6/1/92 (the "6/1/91 North Star/MEC Note"). At November 30, 1995, the outstanding principal balance of the 6/1/91 North Star/MEC Note that Capital Video Corporation agreed to assume was $232,894, plus accrued interest of $64,624.

         In connection with the January 31, 1996 transaction, Capital Video Corporation agreed to assume the balance of indebtedness of Metro, Inc. under the 6/1/91 North Star/MEC Note. At January 31, 1996, the outstanding principal balance of the 6/1/91 North Star/MEC Note that Capital Video Corporation agreed to assume was $337,736. In addition, Capital Video Corporation agreed to assume a portion of the indebtedness of Metro, Inc. to Metro Plus Company evidenced by the Promissory Note of North Star Distributors, Inc. dated June 1, 1991 (the "6/1/91 North Star/MPC Note"). At January 31, 1996, the outstanding principal balance of the 6/1/91 North Star/MPC Note that Capital Video Corporation agreed to assume was $12,625.

         During the quarter ended May 31, 1995, Capital Video Corporation (a related entity) advanced the company $1,000,000 bearing interest at the rate of 12% to be repaid on or before May 31, 1996. Effective June 1, 1995, Capital Video Corporation extended the loan to July 1, 1997 and the interest rate was increased to 15%. Effective November 30, 1995, the company converted this note payable to Capital Video Corporation plus accrued interest of $95,866 to 730,568 shares of common stock (a conversion price of $1.50 per share). The debt to stock conversion was approved by the Directors on December 7, 1995.
The shares bear restrictive legend but Capital has been provided with a registration right exercisable upon demand for up to 250,000 shares. To date, none of these shares have been registered.

         A. Daniel Geribo serves as the sole officer and director of, and Mr. Guarino also serves as the operations manager and is 100% owner of, Capital Video Corporation ("CVC") which operates a chain of retail video stores in the New England and upstate New York area. Capital Video Corporation accounted for $6,297,550 (32%), $5,625,047 (32%), and $4,639,194 (36%) of the
net sales of Metro, Inc. for the fiscal years ended May 31, 1996, 1995, and 1994 respectively. At May 31, 1996, $662,807 (21%) of Metro's outstanding accounts receivable were due from Capital Video Corporation, secured by a security interest in all of the inventory of Capital Video Corporation and the personal guaranty of Mr. Guarino's wife. At May 31, 1995, $205,561 (7%) of Metro's outstanding accounts receivable were due from Capital Video Corporation and at May 31, 1994, $731,503 (34%) of Metro's outstanding accounts receivable were due from CVC. The age of the accounts receivable from CVC is as follows:

                 Current        30-60 days         60-90 days   Over 90 days
May 31, 1995     $205,561        $      0          $       0      $      0
May 31, 1994      380,541         239,357            116,605             0
May 31, 1993      472,323         352,649            515,980       150,135

         The significant decrease in North Star's accounts receivable from CVC is the result of a temporary paydown requested by North Star to confirm collectability of the account; however, North Star intends to permit CVC to return to the previous net 60 day payment terms. Management of the Company has determined that, given the volume of business CVC has historically provided to North Star, the value of the CVC inventory (which is monitored by North Star and in which North Star retains a security interest), and the inability of CVC to obtain inventory financing elsewhere, such aging is reasonable and in the best interests of the Company.

         In addition, at May 31, 1993, the Company had outstanding current notes receivable from CVC, of $64,877 and $440,322. The first note provided for interest at 15% and was payable in equal monthly installments of $33,048 through July 1993. The second note provided for interest at 12%, was payable in equal monthly installments of $6,000 though 2004, and was secured by the personal guaranties of Messrs. Guarino and Nichols. As of May 31, 1994, the first note had been paid in full and the second note had an outstanding principal balance of $414,607. At May 31, 1995, the second note had also been paid in full. Both of these notes were entered into prior to the acquisition of North Star by the Company, and reflect management of North Star's decision to facilitate the expansion of CVC (thereby increasing CVC's demand for North Star product) by restructuring prior accounts receivable to permit their repayment over time.

         During the fourth quarter of 1995, CVC advanced the Company an aggregate $1,000,000, bearing interest at the rate of 12%, to be repaid on or before May 31, 1995. Effective June 1, 1995, CVC agreed to extend the loan to July 31, 1997, and the interest rate was increased to 15%. The terms of said loan are subject to ratification by the Company's Board of Directors.

         During the fiscal year 1995, Mr. Guarino made aggregate advances to the Company of $63,383, bearing interest at 12%, to be repaid on or before May 31, 1997.

         Effective May 1, 1993, North Star entered into a lease with Castle Properties, L.L.C. for an approximately 50,000 square foot office, warehouse and shipping complex located in Cranston, Rhode Island. This facility houses North Star's executive, administrative, editorial and operational offices, the data center and customer service, warehouse and fulfillment facilities. The lease is for a term of 10 years with two five-year renewal options, and provides for a fixed annual rent of $245,200 for the first five years, triple net. The annual rent for lease years 6 through 10 as well as the rent for the renewal terms, if any, shall be adjusted based on increases in the consumer price index. Approximately 7,500 square feet of the facility is sublet to Capital Video Corporation under an oral, month-to-month lease agreement for $5,000 per month. Castle Properties, L.L.C. is a Rhode Island limited liability company, 50% of which is owned by Mr. Guarino's wife.

         Effective September 26, 1994, Airborne for Men, Ltd., a wholly-owned subsidiary of the Company, acquired 100% of the capital stock of Eastern Sales, Inc., a Rhode Island corporation, from Kenneth Guarino. Eastern Sales operates an adult video and magazine retail store in Johnston, Rhode Island, which opened as the first company-owned Airborne for MenTM retail store in October 1994. The purchase price of the stock was $324,000, payable $24,000 at closing, and the balance in the form of a promissory note, bearing interest at the rate of 12%, amortized over sixty months commencing November 1, 1994. The purchase price was negotiated based on a multiple of 2.5 times the average annual earnings of Eastern Sales over the 18 month period immediately preceding the transaction, plus the book value of inventory and leasehold improvements of Eastern Sales at closing, and was unanimously approved by the Board of Directors of the Company.

         On January 13, 1995, the Company entered into a lease agreement with Centurion Financial Group, L.L.C. for approximately 5,000 square feet of office space in Cranston, Rhode Island, with a monthly rent of $5,833.33, effective June 1, 1994. The lease is for a term of 5 years, with a 5 year renewal option. Centurion Financial Group, L.L.C. is a Rhode Island limited liability company principally owned by a trust for the benefit of Mr. Guarino's children.

Conflicts of Interest

         Of necessity, some inherent conflict of interest is involved whenever Officers, Directors and others acting on behalf of the Company supply services or goods to the Company for compensation. Additional conflicts and non-arm's length transactions may arise in the future when Company officers or directors are involved in the management of any other company with which the Company transacts business. Conflicts may also arise with respect to opportunities which come to the attention of such persons. Conflicts may also arise with respect to the amount of time and effort devoted to respective businesses and opportunities.

         Many of the persons who perform services as officers, and directors to the company are actively, and in the future will be, involved in businesses from which they derive income, other than the Company. Their activities may include information and management of business ventures, the legal profession, purchase and sale of real estate and pursuit of other opportunities. It is expected that these persons will continue their separate business activities in conjunction with their activities at the Company.

         Although the Board of Directors believes that members of Management will be of great assistance to the Company in the fulfillment of its corporate mission, some transactions may and will occur where the Company and a member of Management will have conflicts in particular respects. However, it is intended that, in accordance with legal principles applicable to corporations, Company action will be determined whenever possible by a disinterested majority of the Board of Directors.

         It is the Company's policy that all transactions in which an officer, director or 5% shareholder has a direct or indirect interest be on terms no less favorable to the Company than the Company would grant to or obtain from a independent third-party in an arms-length transaction. Because a majority of the Board of Directors are not affiliated with Capital Video Corporation, all transactions between the Company or North Star and Capital Video Corporation have been, and all future transactions will be, approved and/or ratified by a disinterested majority of the Board of Directors.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Trien, Rosenberg, Rosenberg, Weinberg, Ciullo & Fazzari, LLP served as the Company's independent certified public accountants for the year ended May 31, 1996 and management anticipates that such firm will be reappointed for the present fiscal year. A representative of Trien, Rosenberg, Rosenberg, Weinberg, Ciullo, and Fazzari is expected to be present at the meeting with an opportunity to make a statement if he desires to do so. Such representative is expected to be available to respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

         ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 1996, INCLUDING THE FINANCIAL STATEMENTS THEREIN AND THE RELATED SCHEDULES, BY WRITING THE COMPANY AT ONE METRO PARK DRIVE, CRANSTON, RHODE ISLAND 02910
ATTENTION: SECRETARY. ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS NAME MUST CONFIRM THAT HE WAS A BENEFICIAL OWNER OF SUCH STOCK ON THE RECORD DATE.

                             STOCKHOLDER PROPOSALS

         Proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company at One Metro Park Drive, Cranston, Rhode Island 02910, on or before June 11, 1997 for inclusion in the proxy material for said meeting.


                                 OTHER BUSINESS

         It is not anticipated that any business other than as set forth hereinabove will be brought before the meeting. Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to act in accordance with their best judgment on such business.

                                   EXHIBIT A

                        FLORIDA BUSINESS CORPORATION ACT

XIII DISSENTERS' RIGHTS

         607.1301 DISSENTERS' RIGHTS; DEFINITIONS.
         The following definitions apply to ss. 607.1302 and 607.1320:
         (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.
         (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
         (3) "Shareholders' authorization date" means the date on which the shareholder's vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

         607.1302 RIGHT OF SHAREHOLDERS TO DISSENT.
         (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:
         (a) Consummation of a plan of merger to which the corporation is a party:
         1. If the shareholder is entitled to vote on the merger, or
         2. If the corporation is a subsidiary that is merged with its parent under s.607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;
         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s.607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;
         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;
         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
         1. Altering or abolishing any preemptive rights attached to any of his shares;
         2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
         3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearage in respect to such shares;

         4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;
         5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;
         6. Reducing the stated dividend preference of any of his preferred shares; or
         7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or
         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.
         (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.
         (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.
         (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.
         (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS
         (1)(a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholder's meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320.  A shareholder who wishes to assert dissenters' rights shall:
         1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and
         2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
         (b) If proposed corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1302, 607,1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
         (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph
(1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.
         (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares
as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election of dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.
         (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before and offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:
         (a) Such demand is withdrawn as provided in this section;
         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
         (5) Within 10 days after the expiration of the period in which shareholders may file their notice of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholder's authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.
         (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
         (7) If the corporation fails to make such offer within the period specified therefore in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation.  All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or any amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgement, the dissenting shareholder shall cease to have any interest in such shares.
         (8) The judgement may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
         (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.
         (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposes of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The share of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued share of the surviving corporation.

                            METRO GLOBAL MEDIA, INC.
                         Annual Meeting of Stockholders
                                October 31, 1996

The undersigned hereby appoints Kenneth F. Guarino and T. James Blair, or either one of them, as proxy or proxies for the undersigned, with full powers of substitution, to vote at the Annual Meeting of Stockholders to be held on Thursday, October 31, 1996 at 10:00 a.m., local time, at the Radisson Airport Hotel, 2081 Post Road, Warwick, Rhode Island and at any and all adjournments thereof, according to the number of votes that the undersigned would be entitled to cast with all powers the undersigned would possess if personally present at said meeting. This proxy may be exercised to vote for the following purposes:


1.       FOR                                   AGAINST
             ---                                       ---

         the election of all of the following nominees listed below as Directors of the Company:

                                 T. James Blair
                                 Alan P. Casale
                                A. Daniel Geribo
                               Dolores Guglielmi

                 If you do not wish your shares be voted "FOR"
                 a particular nominee, mark "AGAINST" above and
               strike a line through the name(s) of the person(s)
                 for whose election you do not wish to consent.


2.       FOR                                   AGAINST
             ---                                       ---

         the proposal to reincorporate the Company under the laws of the State of Delaware by means of a merger of the Company into a wholly-owned subsidiary of the Company.



          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL

The undersigned hereby ratifies and confirms all that said proxy or proxies, or substitutes, may do by virtue hereof. The proxies are authorized to vote in their discretion with respect to matters not known or determined at the date of the Proxy Statement. Receipt of the Notice of Meeting, Proxy Statement and Annual Report is hereby acknowledged.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS ABOVE. IN THE ABSENCE OF SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS SET FORTH ABOVE.

                        Dated:___________________, 1996

                       _____________________________ L.S.

                       _____________________________ L.S.

Please sign here exactly as name appears at the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy. If the stockholder is a corporation, the office of the person signing should be indicated.

                       Please sign, date and mail today.

                      This proxy is solicited on behalf of
                     the Board of Directors of the Company.